Filed Pursuant to Rule 433
                                                     Registration No. 333-132319

                   CRMSI 2007-1: Aggregate Collateral Summary

                            For Further Information:
                            ------------------------

     Mortgage Finance                                       MBS Trading
 Joel Katz (212) 723-6508                         Steve Weinstein (212) 723-6325
Taruna Reddy (212) 723-6748                       Supriya Bajoria (212) 723-6325
Matt Fallon (212) 723-6334

                                 MBS Structuring
                           Shekhar Shah (212) 723-5386
                              Tai Wu (212) 723-5859
                           Noel Doromal (212) 723-9026

*All numbers are preliminary and subject to change.

The Depositor has filed a registration statement (including a core prospectus) with the SEC for the offering to which this Free Writing Prospectus relates. Before you invest, you should read the core prospectus dated November 28, 2006 in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. The file number for the Depositor's registration statement is No. 333-132319. Alternatively, the Depositor, any underwriter or any dealer participating in the offering will arrange to send you the core prospectus if you request it by calling 1-877-858-5407.

This Free Writing Prospectus is not required to contain all information that is required to be included in the core prospectus and the prospectus supplement.

The information in this Free Writing Prospectus is preliminary and is subject to completion or change.

The information in this Free Writing Prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar Free Writing Prospectus relating to these securities.

This Free Writing Prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The information in this Free Writing Prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

The information in this Free Writing Prospectus may reflect parameters, metrics or scenarios specifically requested by you. If so, prior to the time of your commitment to purchase, you should request updated information based on any parameters, metrics or scenarios specifically required by you.

This Free Writing Prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this Free Writing Prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. You may withdraw your indication of interest at any time.

CRMSI 2007-1

                    CRMSI 2007-1 Aggregate Collateral Summary
                    -----------------------------------------

           Statistics for the mortgage loans listed below are based on
                             Cut-Off Date balances.


                                                                   Minimum       Maximum
                                                                  ----------   -----------
Current Principal Balance:                      $753,259,355.32
Number of Mortgage Loans:                            4,815
Average Scheduled Principal Balance:              $156,440.16     $12,526.13   $648,236.75
Weighted Average Gross Mortgage Rate (1):            8.487%         5.750%       12.444%
Weighted Average Original Credit Score (2):           689            430           848
Weighted Average LTV Ratio (3):                      79.35%         6.50%        100.00%
Weighted Average Combined LTV Ratio (4):             79.39%         6.50%        100.00%
Weighted Average Scheduled Remaining Term:         330 Months     53 Months    360 Months
Weighted Average Amortized Remaining Term(5):      247 Months     38 Months    360 Months
Weighted Average Original Term:                    332 Months     60 Months    360 Months
Weighted Average Seasoning:                         2 Months       0 Months     12 Months
Percent Interest Only Loans:                         0.00%
Percent Second Liens:                                0.00%
Percent of First Lien with Silent Seconds:           0.33%
Weighted Average Debt-To-Income Ratio:               43.08%         1.11%        92.23%


      (1) The gross mortgage rate shown is after the 0.25% Equity Builder discount, where applicable

      (2) A two-bureau merged credit report must be obtained for each applicant. The choice of which bureau's FICO score will be used for credit grading purposes is based on the primary borrower's primary bureau score, as determined by the Credit Bureau Preference Table (i.e., the credit bureau in each zip code which, in the view of the lender, produces the most comprehensive report for borrowers in that zip code)

      (3) LTV = principal balance at origination / property value at origination

      (4) Combined LTV = principal balance at origination+ balance of any known silent second lien (as applicable) / property value at origination

      (5) The amortizing remaining term is calculated from the actual loan characteristics to take into account both participation in the Equity Builder Program, where applicable, and the payment frequency.

CRMSI 2007-1

                       Product Type of the Mortgage Loans


                                                                                                                         Weighted
                                                          Number                       % of      Weighted   Weighted      Average
                                                            of        Aggregate      Aggregate   Average    Average      Combined
                                                         Mortgage     Principal      Principal   Mortgage    Credit    Loan-to-Value
Product Type                                              Loans      Balance ($)      Balance    Rate (%)    Score       Ratio (%)
------------------------------------------------------   --------   --------------   ---------   --------   --------   -------------
Fixed-Rate, Daily Simple Interest                           4,815   753,259,355.32      100.00      8.487        689           79.39
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                      4,815   753,259,355.32      100.00      8.487        689           79.39


                     Original Balance of the Mortgage Loans


                                                                                                                         Weighted
                                                          Number                       % of      Weighted   Weighted      Average
                                                            of        Aggregate      Aggregate   Average    Average      Combined
                                                         Mortgage     Principal      Principal   Mortgage    Credit    Loan-to-Value
Range of Original Balances ($)                            Loans      Balance ($)      Balance    Rate (%)    Score       Ratio (%)
------------------------------------------------------   --------   --------------   ---------   --------   --------   -------------
15,179.30 - 25,000.00                                          30       601,397.38        0.08      8.504        701           41.38
25,000.01 - 50,000.00                                         262    10,066,511.37        1.34      8.389        675           54.97
50,000.01 - 75,000.00                                         528    33,425,798.26        4.44      8.508        679           71.44
75,000.01 - 100,000.00                                        657    57,052,407.90        7.57      8.617        678           74.87
100,000.01 - 125,000.00                                       642    71,622,960.67        9.51      8.513        688           77.41
125,000.01 - 150,000.00                                       594    81,114,189.81       10.77      8.660        687           79.91
150,000.01 - 175,000.00                                       477    77,288,989.25       10.26      8.476        693           80.79
175,000.01 - 200,000.00                                       397    74,166,574.91        9.85      8.542        689           80.61
200,000.01 - 225,000.00                                       295    62,366,539.21        8.28      8.492        689           80.34
225,000.01 - 250,000.00                                       254    60,197,946.73        7.99      8.498        686           80.54
250,000.01 - 275,000.00                                       174    45,433,939.94        6.03      8.477        692           82.31
275,000.01 - 300,000.00                                       137    39,313,243.56        5.22      8.391        691           79.88
300,000.01 - 325,000.00                                        76    23,651,429.72        3.14      8.365        691           79.97
325,000.01 - 350,000.00                                        72    24,149,549.37        3.21      8.390        699           80.58
350,000.01 - 375,000.00                                        63    22,668,678.95        3.01      8.282        698           80.39
375,000.01 - 400,000.00                                        37    14,297,834.24        1.90      8.530        689           86.64
400,000.01 - 450,000.00                                        58    24,423,617.48        3.24      8.171        704           81.51
450,000.01 - 500,000.00                                        33    15,666,050.45        2.08      8.219        705           84.79
500,000.01 - 550,000.00                                        20    10,485,526.03        1.39      8.508        698           88.36
550,000.01 - 600,000.00                                         6     3,351,763.49        0.44      8.139        697           76.64
600,000.01 - 650,000.00                                         2     1,267,258.38        0.17      8.210        711           89.06
650,000.01 - 650,991.33                                         1       647,148.22        0.09      7.894        716           93.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                      4,815   753,259,355.32      100.00      8.487        689           79.39


The average original balance of the mortgage loans, as of the Cut-Off Date, is $157,244.26.

CRMSI 2007-1

                      Current Balance of the Mortgage Loans


                                                                                                                         Weighted
                                                          Number                       % of      Weighted   Weighted      Average
                                                            of        Aggregate      Aggregate   Average    Average      Combined
                                                         Mortgage     Principal      Principal   Mortgage    Credit    Loan-to-Value
Current Balance ($)                                       Loans      Balance ($)      Balance    Rate (%)    Score       Ratio (%)
------------------------------------------------------   --------   --------------   ---------   --------   --------   -------------
12,526.13 - 25,000.00                                          32       645,091.56        0.09      8.442        705           42.89
25,000.01 - 50,000.00                                         271    10,557,594.00        1.40      8.382        675           55.57
50,000.01 - 75,000.00                                         532    34,005,451.94        4.51      8.509        679           71.24
75,000.01 - 100,000.00                                        656    57,318,984.97        7.61      8.620        677           74.86
100,000.01 - 125,000.00                                       641    71,857,738.63        9.54      8.521        688           77.63
125,000.01 - 150,000.00                                       589    80,694,477.69       10.71      8.652        687           79.94
150,000.01 - 175,000.00                                       482    78,356,901.49       10.40      8.483        693           80.86
175,000.01 - 200,000.00                                       393    73,694,997.13        9.78      8.538        690           80.51
200,000.01 - 225,000.00                                       294    62,357,143.80        8.28      8.487        689           80.28
225,000.01 - 250,000.00                                       256    60,901,733.00        8.09      8.482        687           80.30
250,000.01 - 275,000.00                                       169    44,318,852.16        5.88      8.501        691           83.23
275,000.01 - 300,000.00                                       136    39,139,865.47        5.20      8.399        690           79.39
300,000.01 - 325,000.00                                        77    24,071,829.30        3.20      8.333        694           79.83
325,000.01 - 350,000.00                                        72    24,277,825.47        3.22      8.397        696           80.18
350,000.01 - 375,000.00                                        61    22,044,148.90        2.93      8.298        700           80.94
375,000.01 - 400,000.00                                        35    13,560,283.34        1.80      8.502        690           86.66
400,000.01 - 450,000.00                                        57    24,038,689.90        3.19      8.182        702           81.88
450,000.01 - 500,000.00                                        34    16,163,840.58        2.15      8.199        705           84.48
500,000.01 - 550,000.00                                        20    10,535,780.51        1.40      8.569        698           89.57
550,000.01 - 600,000.00                                         5     2,803,718.88        0.37      8.004        699           72.22
600,000.01 - 648,236.75                                         3     1,914,406.60        0.25      8.103        713           90.39
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                      4,815   753,259,355.32      100.00      8.487        689           79.39


The average current balance of the mortgage loans, as of the Cut-Off Date, is $156,440.16.

                    Gross Mortgage Rate of the Mortgage Loans


                                                                                                                         Weighted
                                                          Number                       % of      Weighted   Weighted      Average
                                                            of        Aggregate      Aggregate   Average    Average      Combined
                                                         Mortgage     Principal      Principal   Mortgage    Credit    Loan-to-Value
Gross Mortgage Rate (%)                                   Loans      Balance ($)      Balance    Rate (%)    Score       Ratio (%)
------------------------------------------------------   --------   --------------   ---------   --------   --------   -------------
5.750 - 6.000                                                   1        35,063.59        0.00      5.750        684            6.82
6.001 - 6.500                                                   2       599,134.49        0.08      6.248        749           67.30
6.501 - 7.000                                                  78     7,722,190.86        1.03      6.937        736           52.85
7.001 - 7.500                                                 604    89,965,299.13       11.94      7.217        737           62.23
7.501 - 8.000                                               1,054   173,052,326.63       22.97      7.694        734           67.03
8.001 - 8.500                                                 764   127,697,423.80       16.95      8.279        700           82.52
8.501 - 9.000                                                 975   156,192,478.00       20.74      8.754        684           87.12
9.001 - 9.500                                                 506    76,831,519.29       10.20      9.230        645           87.50
9.501 - 10.000                                                405    61,207,721.16        8.13      9.764        621           91.56
10.001 - 10.500                                               284    41,203,959.37        5.47     10.221        607           95.43
10.501 - 11.000                                               116    15,750,953.36        2.09     10.684        587           94.01
11.001 - 11.500                                                20     2,537,033.72        0.34     11.209        552           90.02
11.501 - 12.000                                                 3       221,137.93        0.03     11.641        550           83.06
12.001 - 12.444                                                 3       243,113.99        0.03     12.331        491           88.08
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                      4,815   753,259,355.32      100.00      8.487        689           79.39


The weighted-average gross mortgage rate of the mortgage loans, as of the Cut-Off Date, is 8.487%.

CRMSI 2007-1

                 Original Term to Maturity of the Mortgage Loans


                                                                                                                         Weighted
                                                          Number                       % of      Weighted   Weighted      Average
                                                            of        Aggregate      Aggregate   Average    Average      Combined
                                                         Mortgage     Principal      Principal   Mortgage    Credit    Loan-to-Value
Original Term to Maturity (Months)                        Loans      Balance ($)      Balance    Rate (%)    Score       Ratio (%)
------------------------------------------------------   --------   --------------   ---------   --------   --------   -------------
60 - 240                                                    1,211   122,327,426.54       16.24      8.137        700           66.85
241 - 300                                                      91    11,904,548.42        1.58      8.334        691           74.84
301 - 360                                                   3,513   619,027,380.36       82.18      8.560        687           81.95
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                      4,815   753,259,355.32      100.00      8.487        689           79.39


The weighted-average original term to maturity of the mortgage loans, as of the Cut-Off Date, is 332 months.

                Remaining Term to Maturity of the Mortgage Loans


                                                                                                                         Weighted
                                                          Number                       % of      Weighted   Weighted      Average
                                                            of        Aggregate      Aggregate   Average    Average      Combined
                                                         Mortgage     Principal      Principal   Mortgage    Credit    Loan-to-Value
Remaining Term to Maturity (Months)                       Loans      Balance ($)      Balance    Rate (%)    Score       Ratio (%)
------------------------------------------------------   --------   --------------   ---------   --------   --------   -------------
53 - 59                                                        19       900,532.43        0.12      7.707        700           44.75
60 - 240                                                    1,192   121,426,894.11       16.12      8.140        700           67.02
241 - 300                                                      91    11,904,548.42        1.58      8.334        691           74.84
301 - 360                                                   3,513   619,027,380.36       82.18      8.560        687           81.95
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                      4,815   753,259,355.32      100.00      8.487        689           79.39


The weighted-average remaining term to maturity of the mortgage loans, as of the Cut-Off Date, is 330 months.

                         Seasoning of the Mortgage Loans


                                                                                                                         Weighted
                                                          Number                       % of      Weighted   Weighted      Average
                                                            of        Aggregate      Aggregate   Average    Average      Combined
                                                         Mortgage     Principal      Principal   Mortgage    Credit    Loan-to-Value
Seasoning (Months)                                        Loans      Balance ($)      Balance    Rate (%)    Score       Ratio (%)
------------------------------------------------------   --------   --------------   ---------   --------   --------   -------------
0                                                             779   133,274,788.99       17.69      8.161        691           79.73
1-3                                                         3,648   575,656,296.13       76.42      8.538        690           79.38
4-6                                                           189    24,085,219.86        3.20      8.848        682           78.84
7-9                                                           100    10,150,278.03        1.35      8.805        675           75.67
10-12                                                          99    10,092,772.31        1.34      8.754        659           80.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                      4,815   753,259,355.32      100.00      8.487        689           79.39


The weighted-average seasoning of the mortgage loans, as of the Cut-Off Date, is 2 months.

CRMSI 2007-1

                       Credit Score of the Mortgage Loans


                                                                                                                         Weighted
                                                          Number                       % of      Weighted   Weighted      Average
                                                            of        Aggregate      Aggregate   Average    Average      Combined
                                                         Mortgage     Principal      Principal   Mortgage    Credit    Loan-to-Value
Credit Score                                              Loans      Balance ($)      Balance    Rate (%)    Score       Ratio (%)
------------------------------------------------------   --------   --------------   ---------   --------   --------   -------------
430 - 450                                                       1        73,392.19        0.01     12.444        430           90.02
451 - 475                                                       1        61,283.03        0.01     10.625        467           77.57
501 - 525                                                      12     1,559,743.43        0.21     10.368        511           80.45
526 - 550                                                      77     8,345,456.45        1.11     10.239        541           74.75
551 - 575                                                     179    22,138,461.17        2.94      9.915        565           81.65
576 - 600                                                     260    35,176,519.89        4.67      9.782        589           84.92
601 - 625                                                     386    56,132,965.16        7.45      9.450        614           83.12
626 - 650                                                     479    73,449,549.49        9.75      9.181        639           82.70
651 - 675                                                     595    94,015,378.92       12.48      8.891        663           82.67
676 - 700                                                     674   112,246,868.61       14.90      8.266        688           82.55
701 - 725                                                     710   124,333,686.95       16.51      7.988        713           79.85
726 - 750                                                     623   103,025,908.99       13.68      7.912        737           76.88
751 - 775                                                     455    72,110,714.65        9.57      7.777        762           72.94
776 - 800                                                     274    37,714,828.51        5.01      7.710        785           67.74
801 - 848                                                      89    12,874,597.88        1.71      7.614        814           62.46
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                      4,815   753,259,355.32      100.00      8.487        689           79.39


The weighted-average credit score of the mortgage loans, as of the Cut-Off Date, is 689.

                    Loan-to-Value Ratio of the Mortgage Loans


                                                                                                                         Weighted
                                                          Number                       % of      Weighted   Weighted      Average
                                                            of        Aggregate      Aggregate   Average    Average      Combined
                                                         Mortgage     Principal      Principal   Mortgage    Credit    Loan-to-Value
Loan-to-Value Ratio (%)                                   Loans      Balance ($)      Balance    Rate (%)    Score       Ratio (%)
------------------------------------------------------   --------   --------------   ---------   --------   --------   -------------
6.50 - 10.00                                                   14       433,676.80        0.06      7.402        730            8.39
10.01 - 15.00                                                  23     1,208,676.19        0.16      7.512        721           13.15
15.01 - 20.00                                                  29     1,568,151.71        0.21      7.905        708           18.02
20.01 - 25.00                                                  43     3,143,466.82        0.42      7.672        724           22.70
25.01 - 30.00                                                  70     5,941,625.30        0.79      7.622        726           27.62
30.01 - 35.00                                                  93     9,027,610.23        1.20      7.703        726           32.34
35.01 - 40.00                                                 104    12,508,726.37        1.66      7.792        722           37.61
40.01 - 45.00                                                 109    14,178,050.46        1.88      7.703        718           42.62
45.01 - 50.00                                                 129    18,704,385.26        2.48      7.855        707           48.18
50.01 - 55.00                                                 158    21,973,942.76        2.92      7.813        707           52.17
55.01 - 60.00                                                 199    30,035,566.01        3.99      7.924        702           57.72
60.01 - 65.00                                                 236    37,043,957.11        4.92      7.775        706           62.63
65.01 - 70.00                                                 297    46,381,104.16        6.16      7.862        697           67.94
70.01 - 75.00                                                 401    62,315,853.37        8.27      7.928        693           72.95
75.01 - 80.00                                                 528    81,186,582.83       10.78      8.051        694           78.20
80.01 - 85.00                                                 386    66,400,915.21        8.82      8.537        680           83.02
85.01 - 90.00                                                 431    70,207,376.21        9.32      8.732        685           88.24
90.01 - 95.00                                                 531    94,765,182.29       12.58      9.070        665           93.35
95.01 - 100.00                                              1,034   176,234,506.23       23.40      9.229        684           99.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                      4,815   753,259,355.32      100.00      8.487        689           79.39


The weighted-average loan-to-value ratio of the mortgage loans, as of the Cut-Off Date, is 79.35%.

CRMSI 2007-1

               Combined Loan-to-Value Ratio of the Mortgage Loans


                                                                                                                         Weighted
                                                          Number                       % of      Weighted   Weighted      Average
                                                            of        Aggregate      Aggregate   Average    Average      Combined
Combined Loan-to-Value                                   Mortgage     Principal      Principal   Mortgage    Credit    Loan-to-Value
Ratio (%)                                                 Loans      Balance ($)      Balance    Rate (%)    Score       Ratio (%)
------------------------------------------------------   --------   --------------   ---------   --------   --------   -------------
6.50 - 10.00                                                   14       433,676.80        0.06      7.402        730            8.39
10.01 - 20.00                                                  51     2,679,021.10        0.36      7.757        715           15.60
20.01 - 30.00                                                 113     9,078,957.45        1.21      7.616        726           25.74
30.01 - 40.00                                                 197    21,547,037.18        2.86      7.762        723           35.39
40.01 - 50.00                                                 235    32,441,067.73        4.31      7.781        712           45.43
50.01 - 60.00                                                 358    52,189,939.52        6.93      7.879        704           55.36
60.01 - 70.00                                                 531    83,162,403.32       11.04      7.820        700           65.43
70.01 - 75.00                                                 401    62,112,647.21        8.25      7.927        693           72.93
75.01 - 80.00                                                 528    81,423,312.48       10.81      8.051        694           78.21
80.01 - 85.00                                                 388    66,565,542.10        8.84      8.535        681           83.00
85.01 - 90.00                                                 431    70,207,376.21        9.32      8.732        685           88.24
90.01 - 95.00                                                 532    94,849,136.82       12.59      9.069        665           93.35
95.01 - 100.00                                              1,036   176,569,237.40       23.44      9.229        684           99.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                      4,815   753,259,355.32      100.00      8.487        689           79.39


The weighted-average combined loan-to-value ratio of the mortgage loans, as of the Cut-Off Date, is 79.39%.

                   Silent Second Status of the Mortgage Loans


                                                                                                                         Weighted
                                                          Number                       % of      Weighted   Weighted      Average
                                                            of        Aggregate      Aggregate   Average    Average      Combined
                                                         Mortgage     Principal      Principal   Mortgage    Credit    Loan-to-Value
Silent Second Status                                      Loans      Balance ($)      Balance    Rate (%)    Score       Ratio (%)
------------------------------------------------------   --------   --------------   ---------   --------   --------   -------------
None                                                        4,793   750,777,382.41       99.67      8.489        689           79.43
Has Silent Second                                              22     2,481,972.91        0.33      8.113        709           67.26
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                      4,815   753,259,355.32      100.00      8.487        689           79.39


                      Occupancy Type of the Mortgage Loans


                                                                                                                         Weighted
                                                          Number                       % of      Weighted   Weighted      Average
                                                            of        Aggregate      Aggregate   Average    Average      Combined
                                                         Mortgage     Principal      Principal   Mortgage    Credit    Loan-to-Value
Occupancy Type                                            Loans      Balance ($)      Balance    Rate (%)    Score       Ratio (%)
------------------------------------------------------   --------   --------------   ---------   --------   --------   -------------
Primary                                                     4,777   749,217,502.85       99.46      8.488        689           79.42
Investor                                                       24     2,262,772.56        0.30      8.382        709           76.03
Second Home                                                    14     1,779,079.91        0.24      8.539        682           68.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                      4,815   753,259,355.32      100.00      8.487        689           79.39


CRMSI 2007-1

                       Property Type of the Mortgage Loans


                                                                                                                         Weighted
                                                          Number                       % of      Weighted   Weighted      Average
                                                            of        Aggregate      Aggregate   Average    Average      Combined
                                                         Mortgage     Principal      Principal   Mortgage    Credit    Loan-to-Value
Property Type                                             Loans      Balance ($)      Balance    Rate (%)    Score       Ratio (%)
------------------------------------------------------   --------   --------------   ---------   --------   --------   -------------
Single Family                                               4,081   624,025,408.11       82.84      8.489        690           79.14
PUD                                                           350    75,890,624.55       10.07      8.584        685           84.29
Condominium                                                   153    25,299,876.48        3.36      8.587        691           83.44
Two Family                                                     70    16,489,842.58        2.19      8.043        710           68.73
Manufactured Housing                                          153    10,237,563.23        1.36      8.211        677           67.49
Three Family                                                    6     1,110,653.45        0.15      8.169        710           63.12
Low Rise Condominium                                            1       104,201.16        0.01      7.195        689           34.28
Townhouse                                                       1       101,185.76        0.01      8.832        638           78.26
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                      4,815   753,259,355.32      100.00      8.487        689           79.39


                       Loan Purpose of the Mortgage Loans


                                                                                                                         Weighted
                                                          Number                       % of      Weighted   Weighted      Average
                                                            of        Aggregate      Aggregate   Average    Average      Combined
                                                         Mortgage     Principal      Principal   Mortgage    Credit    Loan-to-Value
Loan Purpose                                              Loans      Balance ($)      Balance    Rate (%)    Score       Ratio (%)
------------------------------------------------------   --------   --------------   ---------   --------   --------   -------------
Cash-Out Refinance                                          4,750   746,482,559.69       99.10      8.481        690           79.32
Rate/Term Refinance                                            65     6,776,795.63        0.90      9.136        668           87.09
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                      4,815   753,259,355.32      100.00      8.487        689           79.39


                    Documentation Type of the Mortgage Loans


                                                                                                                         Weighted
                                                          Number                       % of      Weighted   Weighted      Average
                                                            of        Aggregate      Aggregate   Average    Average      Combined
                                                         Mortgage     Principal      Principal   Mortgage    Credit    Loan-to-Value
Documentation Type                                        Loans      Balance ($)      Balance    Rate (%)    Score       Ratio (%)
------------------------------------------------------   --------   --------------   ---------   --------   --------   -------------
Full                                                        2,366   367,902,452.83       48.84      8.943        659           82.94
Alternative                                                 1,851   287,781,545.20       38.20      8.039        719           75.53
Model Verified Income                                         580    94,725,545.96       12.58      8.062        717           77.20
No Income Qualifier (CTB - Stated
Income Program for Self-employed)                              18     2,849,811.33        0.38      9.081        693           83.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                      4,815   753,259,355.32      100.00      8.487        689           79.39


                       Lien Position of the Mortgage Loans


                                                                                                                         Weighted
                                                          Number                       % of      Weighted   Weighted      Average
                                                            of        Aggregate      Aggregate   Average    Average      Combined
                                                         Mortgage     Principal      Principal   Mortgage    Credit    Loan-to-Value
Lien Position                                             Loans      Balance ($)      Balance    Rate (%)    Score       Ratio (%)
------------------------------------------------------   --------   --------------   ---------   --------   --------   -------------
First Lien                                                  4,815   753,259,355.32      100.00      8.487        689           79.39
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                      4,815   753,259,355.32      100.00      8.487        689           79.39


CRMSI 2007-1

                      Location of the Mortgaged Properties


                                                                                                                         Weighted
                                                          Number                       % of      Weighted   Weighted      Average
                                                            of        Aggregate      Aggregate   Average    Average      Combined
                                                         Mortgage     Principal      Principal   Mortgage    Credit    Loan-to-Value
Location                                                  Loans      Balance ($)      Balance    Rate (%)    Score       Ratio (%)
------------------------------------------------------   --------   --------------   ---------   --------   --------   -------------
California                                                    531   128,826,382.65       17.10      8.084        700           68.46
Florida                                                       370    61,091,606.02        8.11      8.490        678           76.46
Arizona                                                       207    33,069,934.42        4.39      8.317        687           75.65
New York                                                      169    31,913,602.71        4.24      8.174        703           74.83
Washington                                                    169    31,454,313.61        4.18      8.571        685           83.72
Georgia                                                       226    30,204,351.18        4.01      9.352        664           88.73
Illinois                                                      188    29,697,990.13        3.94      8.507        684           82.93
Virginia                                                      158    27,935,532.25        3.71      8.379        685           78.56
Utah                                                          152    25,846,180.22        3.43      8.377        707           83.45
Maryland                                                      113    24,665,806.97        3.27      8.336        682           77.51
Texas                                                         270    22,740,168.24        3.02      8.817        666           77.77
New Jersey                                                     86    18,944,397.91        2.51      8.665        685           75.68
Pennsylvania                                                  153    18,578,082.16        2.47      8.406        690           81.53
Wisconsin                                                     131    18,454,024.20        2.45      8.444        698           84.00
Missouri                                                      145    16,177,575.59        2.15      8.671        688           87.98
Nevada                                                         65    16,166,927.42        2.15      8.452        691           84.73
Idaho                                                         106    15,951,917.39        2.12      8.576        688           84.46
Louisiana                                                     127    15,365,591.89        2.04      8.918        665           87.51
Oregon                                                         73    14,247,662.80        1.89      8.430        683           80.04
Massachusetts                                                  63    13,644,857.23        1.81      8.508        714           74.83
Oklahoma                                                      138    12,175,857.59        1.62      8.812        684           87.98
Minnesota                                                      76    11,912,561.52        1.58      8.518        708           78.81
Ohio                                                          100    11,478,283.70        1.52      8.612        696           87.95
Iowa                                                          109    11,095,409.47        1.47      8.679        699           89.27
Michigan                                                       81     9,617,619.44        1.28      8.605        695           85.59
Colorado                                                       46     8,069,341.35        1.07      8.608        704           87.18
Kansas                                                         67     7,675,041.22        1.02      8.638        700           88.79
New Hampshire                                                  40     7,426,156.02        0.99      8.231        720           82.11
South Carolina                                                 63     7,371,203.23        0.98      9.344        658           89.73
Connecticut                                                    42     7,133,921.76        0.95      8.641        674           80.26
Alabama                                                        61     6,430,951.89        0.85      8.895        673           87.11
Nebraska                                                       52     5,395,035.43        0.72      8.873        705           91.18
Mississippi                                                    60     5,382,189.12        0.71      9.387        634           89.22
New Mexico                                                     39     5,051,661.63        0.67      9.089        678           82.60
Indiana                                                        44     4,918,295.88        0.65      8.483        702           85.48
Arkansas                                                       54     4,896,241.72        0.65      9.083        668           87.04
Tennessee                                                      48     4,738,305.16        0.63      8.713        683           86.12
Hawaii                                                         16     4,263,726.51        0.57      7.979        716           68.85
North Carolina                                                 39     3,400,359.76        0.45      8.866        691           83.91
Rhode Island                                                   14     3,304,856.36        0.44      8.152        724           78.44
Kentucky                                                       30     3,054,816.95        0.41      8.650        697           88.45
Alaska                                                         16     3,023,976.25        0.40      8.836        682           88.11
Maine                                                          26     2,993,683.66        0.40      7.855        735           71.11
Delaware                                                       15     2,825,355.17        0.38      8.137        700           78.54
Wyoming                                                        10     1,581,833.36        0.21      8.798        684           89.53
Vermont                                                         9     1,280,606.62        0.17      7.949        715           78.01
South Dakota                                                    6       669,607.01        0.09      8.431        732           92.73
North Dakota                                                    5       628,215.55        0.08      8.097        747           90.76
West Virginia                                                   5       270,456.28        0.04      8.812        640           60.57
Montana                                                         2       216,880.72        0.03      7.380        688           60.16
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                      4,815   753,259,355.32      100.00      8.487        689           79.39


CRMSI 2007-1

                   Debt-to-Income Ratio of the Mortgage Loans


                                                                                                                         Weighted
                                                          Number                       % of      Weighted   Weighted      Average
                                                            of        Aggregate      Aggregate   Average    Average      Combined
                                                         Mortgage     Principal      Principal   Mortgage    Credit    Loan-to-Value
Debt-to-Income Ratio (%)                                  Loans      Balance ($)      Balance    Rate (%)    Score       Ratio (%)
------------------------------------------------------   --------   --------------   ---------   --------   --------   -------------
1.11 - 10.00                                                   19     1,063,137.15        0.14      8.259        700           56.27
10.01 - 20.00                                                 236    21,263,546.72        2.82      7.988        717           63.80
20.01 - 30.00                                                 798    96,576,957.15       12.82      8.132        708           73.48
30.01 - 40.00                                               1,233   183,385,074.70       24.35      8.400        694           78.26
40.01 - 50.00                                               1,189   199,393,227.36       26.47      8.552        688           80.91
50.01 - 60.00                                               1,202   220,737,435.09       29.30      8.687        677           83.00
60.01 - 70.00                                                 136    30,575,956.70        4.06      8.631        679           80.52
75.01 - 80.00                                                   1        87,690.51        0.01      7.027        723           79.98
90.01 - 92.23                                                   1       176,329.94        0.02      7.584        710           78.93
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                      4,815   753,259,355.32      100.00      8.487        689           79.39


The weighted-average debt-to-income ratio of the mortgage loans for which it is available, as of the Cut-Off Date, is 43.08%.

                    Interest Only Term of the Mortgage Loans


                                                                                                                         Weighted
                                                          Number                       % of      Weighted   Weighted      Average
                                                            of        Aggregate      Aggregate   Average    Average      Combined
                                                         Mortgage     Principal      Principal   Mortgage    Credit    Loan-to-Value
Interest Only Term                                        Loans      Balance ($)      Balance    Rate (%)    Score       Ratio (%)
------------------------------------------------------   --------   --------------   ---------   --------   --------   -------------
None                                                        4,815   753,259,355.32      100.00      8.487        689           79.39
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                      4,815   753,259,355.32      100.00      8.487        689           79.39


                  Historical Delinquency of the Mortgage Loans


                                                                                                                         Weighted
                                                          Number                       % of      Weighted   Weighted      Average
                                                            of        Aggregate      Aggregate   Average    Average      Combined
                                                         Mortgage     Principal      Principal   Mortgage    Credit    Loan-to-Value
Historical Delinquency                                    Loans      Balance ($)      Balance    Rate (%)    Score       Ratio (%)
------------------------------------------------------   --------   --------------   ---------   --------   --------   -------------
0x30 Days Delinquent                                        4,749   743,657,344.04       98.73      8.479        690           79.40
1x30 Days Delinquent                                           66     9,602,011.28        1.27      9.142        650           78.11
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                      4,815   753,259,355.32      100.00      8.487        689           79.39


CRMSI 2007-1

                      Appraisal Type of the Mortgage Loans


                                                                                                                         Weighted
                                                          Number                       % of      Weighted   Weighted      Average
                                                            of        Aggregate      Aggregate   Average    Average      Combined
                                                         Mortgage     Principal      Principal   Mortgage    Credit    Loan-to-Value
Appraisal Type                                            Loans      Balance ($)      Balance    Rate (%)    Score       Ratio (%)
------------------------------------------------------   --------   --------------   ---------   --------   --------   -------------
Full Appraisal                                              3,940   635,068,441.26       84.31      8.607        684           82.18
Automated Valuation Model                                     788   109,082,944.95       14.48      7.790        718           62.90
Exterior Inspection Only                                       35     4,057,392.44        0.54      8.463        710           85.96
Appraisal from Prior Loan                                      18     3,090,222.42        0.41      8.398        704           82.85
Field Review                                                   31     1,821,880.82        0.24      8.623        675           71.83
Broker Price Opinion                                            3       138,473.43        0.02      8.913        649           70.77
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                      4,815   753,259,355.32      100.00      8.487        689           79.39


             Rate Reduction Program Status of the Mortgage Loans (1)


                                                                                                                         Weighted
                                                          Number                       % of      Weighted   Weighted      Average
                                                            of        Aggregate      Aggregate   Average    Average      Combined
                                                         Mortgage     Principal      Principal   Mortgage    Credit    Loan-to-Value
Rate Reduction Program Status                             Loans      Balance ($)      Balance    Rate (%)    Score       Ratio (%)
------------------------------------------------------   --------   --------------   ---------   --------   --------   -------------
None                                                        2,751   450,141,622.34       59.76      7.947        730           77.12
50bp Reduction                                              1,410   219,856,322.17       29.19      9.094        648           82.98
100bp Reduction                                               654    83,261,410.81       11.05      9.806        581           82.14
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                      4,815   753,259,355.32      100.00      8.487        689           79.39


(1) In the 24th month of the loan, a borrower who has made all previous payments in a timely manner will have his/her mortgage rate reduced by the applicable amount.

             Equity Builder Program Status of the Mortgage Loans (1)


                                                                                                                         Weighted
                                                          Number                       % of      Weighted   Weighted      Average
                                                            of        Aggregate      Aggregate   Average    Average      Combined
                                                         Mortgage     Principal      Principal   Mortgage    Credit    Loan-to-Value
Equity Builder Program Status                             Loans      Balance ($)      Balance    Rate (%)    Score       Ratio (%)
------------------------------------------------------   --------   --------------   ---------   --------   --------   -------------
Equity Builder Program                                      4,558   716,292,729.52       95.09      8.454        691           79.28
None                                                          257    36,966,625.80        4.91      9.142        660           81.43
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                      4,815   753,259,355.32      100.00      8.487        689           79.39


(1) A borrower enrolled in the Equity Builder Program allows the Servicer to automatically debit the borrower's personal bank account for the amount equal to the scheduled payment. In exchange, the borrower receives a 0.25% reduction in mortgage rate. This reduction does not affect the amount of the scheduled payment (which is still based on the higher mortgage rate), but does affect the relative amounts of principal and interest in that payment. All borrowers not enrolled in the Equity Builder Program as of the Cut-Off Date are permitted to enroll at any point in the future.

CRMSI 2007-1

                     Payment Frequency of the Mortgage Loans


                                                                                                                         Weighted
                                                          Number                       % of      Weighted   Weighted      Average
                                                            of        Aggregate      Aggregate   Average    Average      Combined
                                                         Mortgage     Principal      Principal   Mortgage    Credit    Loan-to-Value
Payment Frequency                                         Loans      Balance ($)      Balance    Rate (%)    Score       Ratio (%)
------------------------------------------------------   --------   --------------   ---------   --------   --------   -------------
Monthly                                                       600    87,598,213.94       11.63      8.795        669           79.61
Semi-Monthly                                                  327    50,376,649.38        6.69      8.594        680           79.80
Bi-Weekly                                                   3,888   615,284,492.00       81.68      8.435        693           79.32
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                      4,815   753,259,355.32      100.00      8.487        689           79.39


               Prepayment Penalty Terms of the Mortgage Loans (1)


                                                                                                                         Weighted
                                                          Number                       % of      Weighted   Weighted      Average
                                                            of        Aggregate      Aggregate   Average    Average      Combined
                                                         Mortgage     Principal      Principal   Mortgage    Credit    Loan-to-Value
Prepayment Penalty Term (Months)                          Loans      Balance ($)      Balance    Rate (%)    Score       Ratio (%)
------------------------------------------------------   --------   --------------   ---------   --------   --------   -------------
None                                                          905   122,402,247.85       16.25      8.901        680           81.28
36                                                          3,910   630,857,107.47       83.75      8.407        691           79.02
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                      4,815   753,259,355.32      100.00      8.487        689           79.39


(1) No prepayment penalty proceeds will go to any of the Offered Certificates. If the borrower refinances with a Citigroup entity, the Servicer will waive the prepayment penalty.